UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 2, 2018
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Fiesta Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Dallas, Texas		75254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 2, 2018, at the 2018 Annual Meeting of Stockholders (the “Meeting”) of Fiesta Restaurant Group, Inc. (the “Company”), Jack A. Smith retired from the Company’s board of directors upon completion of his term at the Meeting.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 2, 2018, the Company amended Sections (A) and (B) of Article NINTH of its Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”), to provide for the annual election of directors beginning with the 2019 Annual Meeting of Stockholders. The text of the changes to Section (A) and (B) of Article NINTH of the Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated by reference herein.

On May 2, 2018 the Company amended Article II, Sections 1, 2 and 4 of its Amended and Restated Bylaws, as amended (the “Amended and Restated Bylaws”), to provide for the annual election of directors beginning with the 2019 Annual Meeting of Stockholders. The text of the changes to Article II, Sections 1, 2 and 4 of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated by reference herein.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 2, 2018, the Company held its 2018 Annual Meeting of Stockholders.

At the Meeting, stockholders voted (i) to re-elect Nicholas Daraviras and Richard C. Stockinger to the Company’s Board of Directors until their respective successors shall have been elected and qualified; (ii) to adopt, on an advisory basis, a resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation”, (iii) to approve an amendment to the Restated Certificate of Incorporation to declassify the Company’s board of directors and to provide for the annual election of all directors beginning with the 2019 Annual Meeting of Stockholders and (iv) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year. The final results of voting on the matters submitted to the stockholders are as follows:

Proposal 1. Election of Class III directors Nicholas Daraviras and Richard C. Stockinger:

Name	For	Against	Abstain	Broker Non-Vote
Nicholas Daraviras	21,906,622	1,087,860	16,975	1,684,680
Richard C. Stockinger	22,865,817	129,890	15,750	1,684,680

Proposal 2. Adoption, on an advisory basis, of a resolution approving the compensation of the Named Executive Officers as described in the Proxy Statement under “Executive Compensation”:

For	Against	Abstain	Broker Non-Vote
21,925,154	1,049,766	36,537	1,684,680

Proposal 3. Approval of an amendment to the Company’s Restated Certificate of Incorporation to declassify the Company’s board of directors and to provide for the annual election of directors beginning with the 2019 Annual Meeting of Stockholders:

For	Against	Abstain	Broker Non-Vote
22,967,720	23,401	20,336	1,684,680

Proposal 4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year:

For	Against	Abstain
24,660,425	20,725	14,987

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

3.1	Amendment to Sections (A) and (B) of Article NINTH of Restated Certificate of Incorporation.

3.2	Amendment to Article II, Sections 1, 2 and 4 of the Amended and Restated Bylaws.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: May 7, 2018

By:	/s/ Maria C. Mayer
Name:	Maria C. Mayer
Title:	Senior Vice President, General Counsel and Secretary